UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan D. Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2019

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Emerging Markets Equity Fund
(Institutional Class, Investor Class and Class L)
Annual Report
December 31, 2019
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
Effective January 4, 2018, Great-West Funds, Inc. and Great-West Capital Management, LLC retained Lazard Asset Management LLC (“Lazard”) and UBS Asset Management (Americas) Inc. (“UBS”) as co-sub-advisers to the Fund.
For the twelve-month period ended December 31, 2019, the Fund (Institutional Class shares) returned 21.97%, relative to an 18.42% return for the MSCI Emerging Markets Index (“Benchmark Index”), the Fund’s benchmark index.
Lazard Commentary
Emerging market stocks enjoyed a strong 2019, rising over 18% for the year, but lagged their large cap counterparts. Ongoing stimulative central bank fiscal policies, de-escalation of trade tensions, and the resilient U.S. economy all contributed to the year’s results. While global manufacturing data remained weak, consumer confidence was strong and spending remained high. Over half the 2019 return was concentrated in the final quarter when fears of a global recession abated and the Federal Reserve’s (“Fed”) dovish tone for 2020 boosted investor’s risk appetite. European markets led for the year boosted largely by Russia’s 50% return. The rally in oil prices, low valuations, a high dividend yield and improved governance attracted investor interest. Poland, which is heavily dependent on Germany, posted a negative return for the year, as the German economy barely stayed off a recession. Asian markets also outperformed for the year, as the China market overcame fears of a material economic slowdown and the U.S. trade war, and was up nearly 24% in the year. Taiwan also posted a strong year, with the tech-heavy exchange soaring over 35% benefitting from demand for their semiconductor chips and other hardware. Korea suffered as their trade war with Japan had a depressing impact on the economy and investors sought opportunity in other markets. India also underperformed despite the reelection of Prime Minister Modi. An escalating trade deficit, weak infrastructure and a weak consumer continue to weigh on their growth. Latin American markets were a mixed bag with Brazil and Colombia posting strong years after pension reforms were passed in Brazil and economic growth in Colombia exceeded expectations. Chile, by contrast, witnessed massive protest against the government which sent the market down nearly 17% for the year. Middle East and North Africa markets were reshaped by the addition of Saudi Arabia and the initial public offering of Saudi Aramco. South African equities posted a positive 13% return for the year and continues to trail the broader benchmark as the state run utility continues to experience regular blackouts impeding economic growth and triggering a downgrade in their debt.
From a sector standpoint, information technology stocks led for the year with a 40% return. This was followed by consumer discretionary stocks which finished up over 35%. Despite the rise in oil prices, energy stocks were the weakest sector for the year. Health care, a comparatively small sector in emerging markets and materials lagged for the year. Economic growth fears impacted both materials and industrial stocks which were also weak for most of the year. Leadership in the first nine months was dominated by high quality, stable earning companies, which collectively soared to rich valuation levels. In September, investors became more confident in the economic outlook and sought higher risk opportunities with higher volatility and beta stocks rallying sharply in the last quarter. Value, sentiment and growth factors were generally effective for most of the year.
The portion of the Fund sub-advised by Lazard outperformed the Benchmark Index for the year. Stock selection accounted for most of the year’s relative gain with particular strength in financials and materials. An overweight in information technology also helped. This was partially offset by poor selection in consumer staples and utilities. The underweight to consumer discretionary also detracted. Regionally, stock selection was particularly favorable in China and Taiwan but lagged in Korea, Argentina and India.
Stocks that helped performance in the year included Taiwan Semiconductor, which continues to appreciate on strong demand for faster mobile chips and new high-end smartphones. The world's top contract chipmaker eased investor fears of a global tech slowdown with a bullish forecast for 2020 and they continue to make the technological advance necessary to maintain their leadership position. Anglo American Platinum enjoyed a very strong year, as palladium and rhodium prices continue to appreciate. Production remains in line with the company’s guidance of a 70-80% annual increase. They negotiated a 3-year contract with the miner’s union, averting a potential strike and business disruption. The company remains the world leader in platinum production accounting for nearly 40% of the world’s supply. Samsung also benefitted the Lazard sub-advised portion of the Fund as optimism of a trade deal between the U.S. and China and with Japan helped to boost the stock. Improved DRAM pricing and U.S. consumer spending also provided a lift to the stock.
Detractors for the year included LG Uplus, one of companies at the center of the Japan-Korea trade war. The company reported solid growth in operating profit with over a 10% increase in annual earnings. Higher labor costs also concerned investors. Petronas Chemicals continues to struggle, as the lack of growth catalysts has weighed on the stock. Both ethylene and methanol prices remain weak reflecting the tensions of the U.S.-China trade war depressing Petronas’ earnings. We sold our position. Banco Macro, the Argentina bank which caters to a middle class retail and small and mid-sized companies fell over 60% in August, despite reporting results that were better than forecast. Concerns that their client base would be especially hard hit by the currency controls caused a nearly 70% decline in the stock and with a modest recovery in price, we exited the position.
Entering 2020, economic conditions appear favorable for a continuation of the strong equity markets of 2019. A confident consumer, accommodative central bank policies, low global inflation and resumption of corporate earnings growth provide a strong foundation for continued market growth. Evaluating the geopolitical landscape produces a far less optimistic picture. Ongoing trade wars, escalating tensions in the mid-East, impeachment/U.S. elections, Hong Kong, the economic impact of Brexit, escalating government deficits and a slowing, more domestically-oriented China economy are areas of concern going into 2020. Equity valuations remain high but, in the context of fixed income alternatives, do not appear extreme. In short, we remain favorable on the equity markets although with return expectations in the high single digits characterized by increased market volatility. By focusing on a systematic, fundamentally driven bottom-up investment approach, we continue to seek stocks that we believe present the best chance to outperform regardless of the market environment.
UBS Commentary
The narrative in 2019 circled mainly around two topics, namely the U.S.-China trade tensions and the partially associated global growth slowdown. Markets rose initially 10% in the first quarter after the worst quarter since 2011 in the fourth quarter of 2018, but then retreated by more than 5% over the following two quarters as investor risk appetite was marred by the escalation of trade tensions. The year ended though on a high note as the progress on the U.S.-China Phase I trade deal lifted investors’ sentiment. Equally important, if not more so, was the monetary easing by the central banks globally. Russia and Taiwan were among the best performing larger markets. Russia rose on the back of the gradual fading of sanction risks. Taiwan benefitted from the global rally in the semiconductor industry. In contrast, Argentina and Chile were by a large margin the worst performing markets. Argentina was affected by political uncertainty due to election results while Chile saw the biggest anti-government protests since the Pinochet-era.
The portion of the Fund sub-advised by UBS outperformed the Benchmark Index. Stock selection within Consumer Staples and IT added the most value, namely our holdings in Kweichow Moutai (China, Consumer Staples) and TSMC (Taiwan, IT). We believe that Moutai remains relatively insulated from macro uncertainties as consumption upgrade continues and the company looks to improve its channel strategy by going direct-to-consumers. TSMC posted better than expected results on the back of continued recovery in the mobile and high-performing computing segments. TSMC is seen as a big beneficiary of trends such as 5G and high performance computing (such as Artificial Intelligence, Internet of Things, edge computing, etc.). Outside of the sectors mentioned above, our overweight in Tal Education (China, Consumer Discretionary) was among the top performers. TAL rose as it reported results, with revenues beating consensus estimates. In addition, the company announced they would increase its learning centers capacity, through the Peiyou offline and online offerings. In contrast, names within Financials detracted value. Bangkok Bank (“BBL”) underperformed on continued sluggish economic activity in Thailand post-elections. It fell further in December as it announced it would buy an 89.1% stake in Bank Permata in Indonesia and investors perceived this negatively in terms of the price paid and potential value add to BBL's business. We are reconsidering our thesis on the name. Axis Bank fell after the fiscal year 2020 union budget was announced, as the lack of a significant consumption boost disappointed the market. Investors remain concerned about a broad consumption slowdown and continued corporate defaults in India. In addition, Axis announced it is considering a new round of capital raising which would mean equity dilution for existing investors. However, we believe that the capital raising will be helpful for future growth. Last, our holdings in Mahindra & Mahindra (India, Consumer Discretionary) declined amid a broad consumption slowdown in India; we have since sold out of Mahindra & Mahindra to move into more attractive names.
We are cautiously optimistic after the political and economic uncertainties of the past two years. The interruptions from the U.S.-China trade tensions, China's deleveraging and restrictive regulations, and the strength of the U.S. economy and dollar seem to be abating, albeit there are no definite trends yet. Investors are increasingly taking these trade tensions in stride as they appear to believe that such uncertainties are here to stay for a while and there will be no quick solutions.
It is worth noting however that emerging markets is increasingly more domestically driven. Indeed, revenues of companies in the Benchmark Index and China indices are overwhelmingly from domestic sources – over 70% for the Benchmark Index and over 90% for the MSCI China Index – with only around 7% and 2% respectively directly from the U.S. In addition, intra-emerging markets trade continues to gain an increasing share of emerging markets exports. The predominant exposure in our portfolios is to domestic themes with a preference for stocks exposed to rising consumer affluence in the emerging economies - with the middle income bulge likely to remain a large opportunity for growth for several years. However, we plan to maintain exposure to the semiconductor sector given solid medium- to long term perspective as memory has consolidated significantly over the past decade and demand should be strong over the next few years from new sources of demand like Internet of Things, Cloud Computing, Artificial Intelligence, etc.
Within Asia, China has both the ability and willingness to partly offset the impact of the trade conflict through fiscal, monetary and regulatory measures, as it has done since quarter four of 2018. Elsewhere in the region, we see South East Asia as a potential beneficiary of the trade conflict, as companies gradually diversify their production away from China. For higher end manufacturing such as for tech hardware, we also expect partial re-shoring for Korean, Japanese and Taiwanese companies due to specialized needs such as talent and supply chain. In India, the economy is looking less rosy as consumption growth has slowed and does not seem to have bottomed yet. Still, these challenges create an environment where well-managed and good quality franchises are more easily able to differentiate themselves from the pack, providing investment opportunities for long-term investors.
Outside Asia, this is not plain sailing but we believe that some improvements are possible in a few markets. In Brazil, the government’s policy reforms gathered momentum with the approval of the pension reform bill in the senate. This could lead to an improved confidence in the economy, help to kick off corporate investment and improve the economic and earnings outlook. Furthermore, the government is working on a tax reform proposal. In Mexico, President Andres Manuel Lopez Obrador announced that Mexico plans to unveil a set of major infrastructure projects drawn up by the private sector to lift the economy. Elsewhere, geopolitics and sanctions remain an overhang on Russia.
On average, emerging markets have high real rates, fiscal balance has improved and inflation is in check. While there are some small vulnerable spots in emerging markets, we believe that most emerging markets are fundamentally healthy.
As for the Benchmark Index valuation, at 1.7x price-to-book ratio at the end of December 2019, it is below its long term average of 1.8x and developed markets peers of 2.6x, providing the basis for higher expected returns in the long run. Emerging markets currencies also remain inexpensive.
In summary, while we are cautious about being over-optimistic, we continue to believe in a meaningful active allocation to this asset class from a long-term return perspective. Emerging market's valuation and long term trends remain positive, providing strong selected investment opportunities on the back of, among other things, growing share of discretionary spending, increased spending on research & development and innovation and the under-penetration of credit across many emerging markets.
The views and opinions in this report were current as of December 31, 2019 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from January 4, 2018 (inception) through December 31, 2018.
Note: Performance for the Class L and Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2019 (unaudited)
	One Year	Five Year	Since Inception(a)
Institutional Class	21.97%	N/A	-1.91%
Investor Class	21.67%	N/A	-2.23%
Class L	21.40%	N/A	-2.46%
(a) Institutional Class, Investor Class, and Class L inception date was January 04, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2019 (unaudited)
Sector	Percentage of Fund Investments
Financial	28.82%
Technology	18.97
Communications	17.18
Consumer, Non-cyclical	11.19
Energy	8.06
Consumer, Cyclical	6.48
Basic Materials	3.85
Industrial	3.81
Utilities	1.37
Diversified	0.13
Short Term Investments	0.14
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 29, 2019 to December 31, 2019).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(06/29/19)	(12/31/19)	(06/29/19–12/31/19)
Institutional Class
Actual	$1,000.00	$1,088.20	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.53
Investor Class
Actual	$1,000.00	$1,086.90	$6.54
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.33
Class L
Actual	$1,000.00	$1,084.40	$7.81
Hypothetical (5% return before expenses)	$1,000.00	$1,017.99	$7.56
* Expenses are equal to the Fund's annualized expense ratio of 0.88% for the Institutional Class, 1.23% for the Investor Class and 1.47% for the Class L shares, multiplied by the average account value over the period, multiplied by 186/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
COMMON STOCK
Basic Materials — 3.78%
29,869	Anglo American Platinum Ltd	$ 2,787,994
19,659	Asian Paints Ltd	491,718
107,568	Harmony Gold Mining Co Ltd(a)	390,687
97,078	Impala Platinum Holdings Ltd(a)	991,880
74,835	MMC Norilsk Nickel PJSC ADR	2,281,719
312,800	Shandong Hualu Hengsheng Chemical Co Ltd Class A(a)	892,763
17,899	Soulbrain Co Ltd(a)	1,307,968
344,433	Vale SA(a)	4,563,671
197,100	Vale SA Sponsored ADR	2,601,720
		16,310,120
Communications — 16.87%
127,000	Accton Technology Corp	712,918
309,400	Advanced Info Service PCL	2,197,001
12,503	AfreecaTV Co Ltd(a)	744,130
126,087	Alibaba Group Holding Ltd Sponsored ADR(a)	26,743,053
2,151,900	America Movil SAB de CV Series L	1,718,561
84,500	China Mobile Ltd	714,013
3,942,000	China Telecom Corp Ltd Class H	1,624,060
1,846,000	China Unicom Hong Kong Ltd	1,738,232
176,291	LG Uplus Corp(a)	2,162,254
11,100	Momo Inc Sponsored ADR	371,850
55,436	Naspers Ltd Class N	9,071,936
1,342	NCSoft Corp	626,184
66,946	PLAY Communications SA(b)	617,303
79,192	Sun TV Network Ltd(a)	490,552
2,003,500	Telekomunikasi Indonesia Persero Tbk PT	573,956
405,100	Tencent Holdings Ltd	19,516,162
79,400	Tencent Music Entertainment Group ADR(a)	932,156
930,428	Turk Telekomunikasyon AS(a)	1,152,018
75,500	Vipshop Holdings Ltd ADR(a)	1,069,835
		72,776,174
Consumer, Cyclical — 6.36%
42,000	ANTA Sports Products Ltd	376,034
7,950,000	Astra International Tbk PT	3,959,830
287,760	Cebu Air Inc	508,530
56,013	Clicks Group Ltd	1,026,158
1,080,200	Com7 PCL NVDR	954,553
264,600	Feng TAY Enterprise Co Ltd(a)	1,722,153
280,500	Gree Electric Appliances Inc of Zhuhai Class A(a)	2,645,325
136,700	Grupo SBF SA(a)	1,195,492
1,234,300	Home Product Center PCL NVDR(a)	658,278
49,000	Hotai Motor Co Ltd(a)	1,116,574
1,962	Hyundai Mobis Co Ltd	434,074
22,411	JUMBO SA	466,320
Shares		Fair Value
Consumer, Cyclical — (continued)
49,800	Kia Motors Corp	$ 1,901,887
4,902	LG Electronics Inc	304,498
332,000	Li Ning Co Ltd	995,762
9,820	Maruti Suzuki India Ltd(a)	1,013,928
119,900	Ningbo Huaxiang Electronic Co Ltd Class A	266,403
24,000	Poya International Co Ltd(a)	337,448
876,800	PTG Energy PCL NVDR	470,661
2,393	Shinsegae International Inc	452,863
48,360	SM Investments Corp	995,161
668,500	Wal-Mart de Mexico SAB de CV	1,919,142
487,000	Weichai Power Co Ltd Class H	1,027,923
15,731	Woongjin Coway Co Ltd(a)	1,266,424
16,800	Yum China Holdings Inc	806,568
153,000	Zhongsheng Group Holdings Ltd(a)	626,611
		27,448,600
Consumer, Non-Cyclical — 9.23%
47,274	BIM Birlesik Magazalar AS	370,786
10,900	Changchun High & New Technology Industry Group Inc Class A	700,159
229,500	China East Education Holdings Ltd(a)(b)	480,611
244,000	China Mengniu Dairy Co Ltd	987,003
716,000	China Yuhua Education Corp Ltd(b)	483,879
992,000	CSPC Pharmaceutical Group Ltd	2,367,307
10,488	Dino Polska SA(a)(b)	397,944
328,300	Fomento Economico Mexicano SAB de CV	3,096,429
50,221	Foshan Haitian Flavouring & Food Co Ltd Class A	776,469
225,766	Fujian Sunner Development Co Ltd Class A	781,001
77,276	Hindustan Unilever Ltd(a)	2,082,512
100,052	Hualan Biological Engineering Inc Class A	505,686
325,200	International Container Terminal Services Inc	824,169
121,200	JBS SA(a)	777,329
215,301	Jiangsu Hengrui Medicine Co Ltd(a)	2,708,643
7,400	Kweichow Moutai Co Ltd Class A	1,259,312
3,642	LG Household & Health Care Ltd	3,956,130
261,500	Liaoning Wellhope Agri-Tech JSC Ltd Class A	444,744
224,200	Minerva SA(a)	715,621
4,788	Nestle India Ltd(a)	991,792
22,100	Nestle Malaysia Berhad	794,670
23,900	New Oriental Education & Technology Group Inc Sponsored ADR(a)	2,897,875

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
116,400	Qualicorp Consultoria e Corretora de Seguros SA	$ 1,073,518
23,488	Shenzhen Mindray Bio-Medical Electronics Co Ltd Class A	614,391
760,500	Sino Biopharmaceutical Ltd	1,063,953
144,250	TAL Education Group ADR(a)	6,952,850
136,000	Unilever Indonesia Tbk PT	411,117
134,800	Wens Foodstuffs Group Co Ltd Class A	650,640
54,100	YDUQS Part	638,812
		39,805,352
Diversified — 0.13%
326,200	Alfa SAB de CV Class A	270,173
3,485	CJ Corp(a)	290,587
		560,760
Energy — 7.91%
154,500	China Shenhua Energy Co Ltd Class H	323,045
3,777,000	CNOOC Ltd	6,280,511
223,032	Coal India Ltd	661,226
41,300	Ecopetrol SA Sponsored ADR	824,348
29,809	Exxaro Resources Ltd	279,106
164,593	Gazprom PJSC ADR	1,352,954
830,000	Kunlun Energy Co Ltd	733,255
101,816	Lukoil PJSC Sponsored ADR	10,051,324
34,679	MOL Hungarian Oil & Gas PLC	345,684
328,535	Oil & Natural Gas Corp Ltd(a)	593,252
2,132,000	PetroChina Co Ltd	1,073,239
418,500	Petroleo Brasileiro SA Sponsored ADR	6,500,550
144,300	PTT Exploration & Production PCL	611,002
58,249	Reliance Industries Ltd(a)	1,235,585
7,060	SK Innovation Co Ltd(a)	913,687
31,983	Tatneft PJSC Sponsored ADR	2,355,548
		34,134,316
Financial — 27.24%
53,904	Axis Bank Ltd	569,813
8,272	Bajaj Finance Ltd	491,008
337,460	Banco Bradesco SA ADR	3,020,267
75,400	Banco Santander Brasil SA	928,185
685,700	Bangkok Bank PCL NVDR	3,658,815
429,400	Bank Central Asia Tbk PT	1,032,708
12,432,900	Bank Mandiri Persero Tbk PT	6,869,954
251,768	Bank of Baroda(a)	359,687
958,700	Bank of Guiyang Co Ltd Class A	1,317,213
5,879,400	Bank Rakyat Indonesia(a)	1,860,979
56,200	BOC Aviation Ltd(b)	571,568
5,380	Capitec Bank Holdings Ltd	555,508
170,894	Chailease Holding Co Ltd	787,794
442,000	China Aoyuan Group Ltd	721,226
Shares		Fair Value
Financial — (continued)
4,126,000	China CITIC Bank Corp Ltd Class H	$ 2,473,974
3,045,000	China Construction Bank Corp Class H	2,640,143
5,512,000	China Jinmao Holdings Group Ltd(a)	4,291,051
631,500	China Merchants Bank Co Ltd Class H	3,246,623
107,200	China Pacific Insurance Group Co Ltd Class A	583,377
150,000	China Resources Land Ltd	746,300
206,618	China Vanke Co Ltd Class A(a)	956,219
875,000	CITIC Ltd	1,167,879
3,320,926	Commerce Asset Holding	4,182,771
2,040,000	Country Garden Holdings Co Ltd	3,265,068
182,000	Country Garden Services Holdings Co Ltd	612,762
861,000	CTBC Financial Holding Co Ltd	644,151
212,709	Dubai Islamic Bank PJSC	319,259
679,793	E.Sun Financial Holding Co Ltd(a)	633,510
681,670	Emirates NBD Bank PJSC	2,412,564
88,049	FirstRand Ltd	395,075
783,800	Grupo Financiero Banorte SAB de CV	4,375,932
62,769	Hana Financial Group Inc	1,996,556
181,452	HDFC Bank Ltd	3,237,747
44,500	HDFC Bank Ltd ADR	2,819,965
173,387	Housing Development Finance Corp Ltd	5,862,640
166,701	ICICI Bank Ltd	1,264,222
164,600	IRB Brasil Resseguros S	1,593,748
106,300	Itau Unibanco Holding SA Sponsored ADR	972,645
29,534	KB Financial Group Inc(a)	1,216,740
51,200	LexinFintech Holdings Ltd ADR(a)(c)	711,168
67,382	LIC Housing Finance Ltd	410,004
226,500	Longfor Group Holdings Ltd	1,060,694
447,260	Metropolitan Bank & Trust Co	585,514
36,833	Muthoot Finance Ltd	393,108
40,289	OTP Bank Nyrt	2,109,532
242,200	Ping An Bank Co Ltd Class A(a)	573,064
1,084,500	Ping An Insurance Group Co of China Ltd Class H	12,833,396
796,000	Postal Savings Bank of China Co Ltd Class H(b)	541,349
298,719	Power Finance Corp Ltd(a)	493,681
80,306	Powszechna Kasa Oszczednosci Bank Polski SA	729,070
214,500	Qualitas Controladora SAB de CV	903,492
197,859	REC Ltd	396,787
1,120,600	RHB Bank Bhd	1,583,442
1,578,697	Sberbank of Russia PJSC	6,483,933
200,163	Sberbank of Russia PJSC Sponsored ADR	3,282,673

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2019
Shares		Fair Value
Financial — (continued)
338,300	Shanghai Pudong Development Bank Co Ltd Class A(a)	$ 601,308
266,000	Shimao Property Holdings Ltd	1,030,853
28,460	Shinhan Financial Group Co Ltd(a)	1,067,045
38,600	Standard Bank Group Ltd	464,280
488,664	State Bank of India(a)	2,286,827
9,129,400	TMB Bank PCL NVDR	511,299
363,651	Turkiye Garanti Bankasi AS(a)	681,053
4,576,000	Yuanta Financial Holding Co Ltd(a)	3,084,897
		117,474,115
Industrial — 3.75%
303,000	Anhui Conch Cement Co Ltd Class H	2,207,698
912,000	Asia Cement Corp	1,459,836
28,000	ASMedia Technology Inc	614,078
389,615	Bharat Electronics Ltd	546,263
1,349,000	China Lesso Group Holdings Ltd	1,730,794
646,000	China Resources Cement Holdings Ltd	822,343
9,909	Daelim Industrial Co Ltd(a)	775,177
51,000	Egis Technology Inc	402,938
231,300	Grupo Aeroportuario del Centro Norte SAB de CV	1,731,738
12,975	Hanwha Aerospace Co Ltd(a)	392,478
141,979	Huaxin Cement Co Ltd Class A	539,184
8,000	Largan Precision Co Ltd(a)	1,336,306
206,400	MISC Bhd(a)	421,709
6,344	Samsung Electro-Mechanics Co Ltd(a)	682,368
281,400	Tangshan Jidong Cement Co Ltd Class A	687,877
121,445	Tekfen Holding AS(a)	394,448
183,000	Zhen Ding Technology Holding Ltd	878,048
573,400	Zhengzhou Coal Mining Machinery Group Co Ltd Class A	533,233
		16,156,516
Technology — 18.63%
198,000	Advantech Co Ltd(a)	1,996,578
7,582	CD Projekt SA	559,095
34,472	Dongjin Semichem Co Ltd(a)	498,669
6,100	Globant SA(a)	646,905
201,900	Infosys Ltd Sponsored ADR	2,083,608
75,000	International Games System Co Ltd(a)	975,655
546,886	Samsung Electronics Co Ltd	26,352,722
3,080	Samsung SDS Co Ltd	516,901
79,000	Sitronix Technology Corp	441,776
114,104	SK Hynix Inc(a)	9,280,960
652,000	Taiwan Semiconductor Manufacturing Co Ltd(a)	7,216,225
Shares		Fair Value
Technology — (continued)
390,917	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	$ 22,712,278
183,246	Tata Consultancy Services Ltd(a)	5,549,638
828,000	Wistron Corp	783,890
7,100	WNS Holdings Ltd ADR(a)	469,665
72,400	Wuhu Sanqi Interactive Entertainment Network Technology Group Co Ltd Class A	280,306
		80,364,871
Utilities — 1.35%
177,000	Beijing Enterprises	812,176
108,000	China Resources Gas Group Ltd	593,435
43,500	Cia de Saneamento Basico do Estado de Sao Paulo(a)	654,874
30,000	Cia de Saneamento de Minas Gerais Copasa	507,048
54,800	CPFL Energia SA	484,287
135,609	Enea SA(a)	282,913
147,289	Engie Energia Chile SA	224,320
39,600	ENN Energy Holdings Ltd	432,638
682,502	Power Grid Corp of India Ltd	1,819,128
		5,810,819
TOTAL COMMON STOCK — 95.25% (Cost $374,995,705)		$410,841,643
PREFERRED STOCK
Financial — 1.06%
510,412	Banco Bradesco SA	4,589,356
TOTAL PREFERRED STOCK — 1.06% (Cost $3,951,035)		$ 4,589,356
WARRANTS
Consumer, Non-Cyclical — 1.76%
211,350	Jiangsu Hengrui Medicine Co Ltd(a)	2,658,937
28,989	Kweichow Moutai Co Ltd(a)	4,933,271
TOTAL WARRANTS — 1.76% (Cost $6,555,448)		$ 7,592,208

See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2019
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.14%
$ 586,259	Repurchase agreement (principal amount/value $586,810 with a maturity value of $586,861) with Citigroup Global Markets Inc, 1.55%, dated 12/31/19 to be repurchased at $586,259 on 1/2/20 collateralized by U.S. Treasury securities, 0.25% - 3.38%, 7/15/29 - 2/15/49, with a value of $598,546.(d)	$ 586,259
TOTAL SHORT TERM INVESTMENTS — 0.14% (Cost $586,259)		$ 586,259
TOTAL INVESTMENTS — 98.21% (Cost $386,088,447)		$423,609,466
OTHER ASSETS & LIABILITIES, NET — 1.79%		$ 7,715,603
TOTAL NET ASSETS — 100.00%		$431,325,069
(a)	Non-income producing security.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	All or a portion of the security is on loan at December 31, 2019.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
NVDR	Non-Voting Depository Receipt
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2019
Summary of Investments by Country as of December 31, 2019.
Country	Fair Value	Percentage of Fund Investments
China	$127,543,361	30.11%
South Korea	57,140,302	13.49
Taiwan	47,857,053	11.30
India	36,614,356	8.64
Brazil	30,817,121	7.27
Russia	25,808,152	6.09
South Africa	15,962,623	3.77
Mexico	14,015,467	3.31
Hong Kong	12,901,312	3.05
Indonesia	10,748,714	2.54
Thailand	9,061,609	2.14
Malaysia	6,982,593	1.65
United States	5,519,530	1.30
Ireland	3,959,830	0.93
Philippines	2,913,374	0.69
United Arab Emirates	2,731,824	0.65
Luxembourg	2,658,937	0.63
Turkey	2,598,305	0.61
Hungary	2,455,216	0.58
Poland	2,027,231	0.48
Colombia	824,348	0.19
Argentina	646,905	0.15
Singapore	571,568	0.14
Portugal	559,095	0.13
Greece	466,320	0.11
Chile	224,320	0.05
Total	$423,609,466	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2019
Great-West Emerging Markets Equity Fund
ASSETS:
Investments in securities, fair value (including $571,448 of securities on loan)(a)	$423,023,207
Repurchase agreements, fair value(b)	586,259
Cash	9,309,395
Cash denominated in foreign currencies, fair value(c)	303,815
Dividends receivable	1,038,696
Subscriptions receivable	336,243
Total Assets	434,597,615
LIABILITIES:
Payable for director fees	2,807
Payable for distribution fees	12,845
Payable for investments purchased	1,053,869
Payable for other accrued fees	110,675
Payable for shareholder services fees	21,534
Payable to investment adviser	339,890
Payable upon return of securities loaned	586,259
Redemptions payable	1,144,667
Total Liabilities	3,272,546
NET ASSETS	$431,325,069
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$4,624,208
Paid-in capital in excess of par	450,988,401
Undistributed/accumulated deficit	(24,287,540)
NET ASSETS	$431,325,069
NET ASSETS BY CLASS
Investor Class	$10,129,215
Class L	$65,399,562
Institutional Class	$355,796,292
CAPITAL STOCK:
Authorized
Investor Class	25,000,000
Class L	15,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	1,079,213
Class L	7,113,494
Institutional Class	38,049,374
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$9.39
Class L	$9.19
Institutional Class	$9.35
(a) Cost of investments	$385,502,188
(b) Cost of repurchase agreements	$586,259
(c) Cost of cash denominated in foreign currencies	$297,347
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2019
Great-West Emerging Markets Equity Fund
INVESTMENT INCOME:
Income from securities lending	$5,117
Dividends	11,034,219
Foreign withholding tax	(1,302,499)
Total Income	9,736,837
EXPENSES:
Management fees	3,569,807
Shareholder services fees – Investor Class	39,933
Shareholder services fees – Class L	100,765
Audit and tax fees	62,532
Custodian fees	157,415
Director's fees	14,191
Distribution fees – Class L	72,371
Legal fees	9,461
Pricing fees	16,374
Registration fees	57,121
Shareholder report fees	22,739
Transfer agent fees	10,443
Other fees	935
Total Expenses	4,134,087
Less amount waived by investment adviser	545,006
Net Expenses	3,589,081
NET INVESTMENT INCOME	6,147,756
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(23,758,432)
Net Realized Loss	(23,758,432)
Net change in unrealized appreciation on investments and foreign currency translations	95,139,204
Net Change in Unrealized Appreciation	95,139,204
Net Realized and Unrealized Gain	71,380,772
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,528,528
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2019 and 2018
Great-West Emerging Markets Equity Fund	2019	2018 (a)
OPERATIONS:
Net investment income	$6,147,756	$5,194,430
Net realized loss	(23,758,432)	(37,987,590)
Net change in unrealized appreciation (depreciation)	95,139,204	(57,611,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	77,528,528	(90,404,877)
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(6,241)	-
Class L	(40,296)	-
Institutional Class	(219,227)	-
From return of capital	(265,764)	0
From net investment income and net realized gains
Investor Class	(88,006)	(123,364)
Class L	(1,053,532)	(1,525)
Institutional Class	(5,029,128)	(5,115,636)
From net investment income and net realized gains	(6,170,666)	(5,240,525)
Total Distributions	(6,436,430)	(5,240,525)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	3,138,471	21,461,232
Class L	68,877,492	94,869
Institutional Class	70,839,513	500,545,512
Shares issued in reinvestment of distributions
Investor Class	94,247	123,364
Class L	1,093,828	1,525
Institutional Class	5,248,355	5,115,636
Shares redeemed
Investor Class	(7,785,699)	(5,656,893)
Class L	(9,107,504)	(8,965)
Institutional Class	(113,293,953)	(84,902,657)
Net Increase in Net Assets Resulting from Capital Share Transactions	19,104,750	436,773,623
Total Increase in Net Assets	90,196,848	341,128,221
NET ASSETS:
Beginning of year	341,128,221	0
End of year	$431,325,069	$341,128,221
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	363,858	2,218,106
Class L	8,068,158	11,601
Institutional Class	8,334,565	51,200,386
Shares issued in reinvestment of distributions
Investor Class	10,017	15,511
Class L	118,636	199
Institutional Class	559,550	637,397
Shares redeemed
Investor Class	(903,665)	(624,614)
Class L	(1,083,990)	(1,110)
Institutional Class	(13,088,187)	(9,594,337)
Net Increase	2,378,942	43,863,139
(a) Fund commenced operations on January 05, 2018.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2019	$ 7.79	0.10	1.59	1.69	(0.01)	(0.08)	-	(0.09)	$9.39	21.67%
12/31/2018 (d)	$10.00	0.09	(2.22)	(2.13)	-	(0.08)	-	(0.08)	$7.79	(21.34%) (e)
Class L
12/31/2019	$ 7.70	0.12	1.53	1.65	(0.01)	(0.15)	-	(0.16)	$9.19	21.40%
12/31/2018 (d)	$10.00	0.08	(2.23)	(2.15)	-	(0.15)	-	(0.15)	$7.70	(21.53%) (e)
Institutional Class
12/31/2019	$ 7.78	0.14	1.57	1.71	(0.01)	(0.13)	-	(0.14)	$9.35	21.97%
12/31/2018 (d)	$10.00	0.12	(2.22)	(2.10)	-	(0.12)	-	(0.12)	$7.78	(21.02%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2019	$ 10,129	1.50%	1.23%	1.21%	66%
12/31/2018 (d)	$ 12,536	1.56% (g)	1.23% (g)	0.98% (g)	60% (e)
Class L
12/31/2019	$ 65,400	1.70%	1.47%	1.40%	66%
12/31/2018 (d)	$ 82	124.05% (g)	1.48% (g)	1.00% (g)	60% (e)
Institutional Class
12/31/2019	$355,796	1.01%	0.88%	1.63%	66%
12/31/2018 (d)	$328,510	1.07% (g)	0.88% (g)	1.37% (g)	60% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2019

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-six funds. Interests in the Great-West Emerging Markets Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2019

Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2019, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector, industry or geography classifications, as applicable, are included in the Schedule of Investments.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 150,095,393	$ 260,746,250	$ —	$ 410,841,643
Preferred Stock	4,589,356	—	—	4,589,356
Warrants	—	7,592,208	—	7,592,208
Short Term Investments	—	586,259	—	586,259
Total Assets	$ 154,684,749	$ 268,924,717	$ 0	$ 423,609,466

Annual Report - December 31, 2019

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2019 and 2018 were as follows:
	2019	2018
Ordinary income	$6,170,666	$5,240,525
Return of capital	265,764	-
	$6,436,430	$5,240,525

Annual Report - December 31, 2019

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments to the accounting treatment of partnerships and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the Fund has reclassified $265,764 from Paid-in capital to Undistributed/accumulated earnings for December 31, 2019. Net assets of the Fund were unaffected by the reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2019, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Net unrealized appreciation on foreign currency	6,469
Capital loss carryforwards	(53,948,498)
Post-October losses	(3,454,203)
Net unrealized appreciation	33,108,692
Tax composition of capital	$(24,287,540)
At December 31, 2019, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2019, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2019, were as follows:
No Expiration	$(53,948,498)
Total	(53,948,498)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(3,454,203)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2019 were as follows:
Federal tax cost of investments	$390,500,774
Gross unrealized appreciation on investments	48,406,777
Gross unrealized depreciation on investments	(15,298,085)
Net unrealized appreciation on investments	$33,108,692
2.  RISK EXPOSURES
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2019

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.93% of the Fund’s average daily net assets up to $1 billion dollars, 0.88% of the Fund's average daily net assets over $1 billion dollars and 0.83% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.88% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees, distribution fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2020 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2019, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Recoupment of Past Reimbursed Fees by the Adviser
$769,799	$545,006	$0
The Adviser and Great-West Funds have entered into sub-advisory agreements with Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class and Class L shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund. The Fund has entered into a plan of distribution which provides for compensation for distribution of Class L shares and for providing or arranging for the provision of services to Class L shareholders. The distribution plan provides for a maximum fee equal to an annual rate of 0.25% of the average daily net assets of the Class L shares.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-six funds for which they serve as directors was $975,000 for the fiscal year ended December 31, 2019.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $262,400,877 and $247,927,507, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2019, the

Annual Report - December 31, 2019

Fund had securities on loan valued at $571,448 and received collateral as reported on the Statement of Assets and Liabilities of $586,259 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2019, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENT
Management has reviewed all events subsequent to December 31, 2019, including the estimates inherent in the process of preparing these financial statements, through the date the financial statements were issued. No subsequent events requiring adjustment or disclosure have occurred.

Annual Report - December 31, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Emerging Markets Equity Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 21, 2020
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $1,301,843 and has derived gross income from sources within foreign countries amounting to $11,182,599.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2019, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 76	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC	66	N/A
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 76	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.	66	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 65	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Enterprise Holdings, LLC	66	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 60	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Grand Junction Housing Authority and Counseling and Education Center	66	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 56	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	66	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC (“GWCM”) and Advised Assets Group, LLC (“AAG”); formerly, Vice President, Great-West Funds Investment Products	66	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 36	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Vice President, Great-West Funds Investment Products	66	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 63	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 45	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A and Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 52	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President Investment Accounting and Global Middle Office, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 33	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, GWL&A; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2007	Director, Investment Operations, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 44	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2020. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, the Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,059,880 for fiscal year 2018 and $1,122,930 for fiscal year 2019.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2018 and $60,000 for fiscal year 2019. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2018 and $0 for fiscal year 2019.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2018 equaled $1,167,000 and for fiscal year 2019 equaled $1,556,795.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12.	DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 13.	EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 21, 2020
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 21, 2020